UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-10083

Investment Company Act file number

MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

(Exact name of registrant as specified in charter)

452 Fifth Avenue, 26th Floor

New York, NY 10018

(Address of principal executive offices) (Zip code)

Linzie Steinbach

Man Investments

452 Fifth Avenue, 26th Floor
New York, NY 10018

(Name and address of agent for Service)

Registrant's telephone number, including area code: (212) 649-6600

Date of fiscal year end: 3/31/2017

Date of reporting period: 9/30/2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Man FRM Alternative Multi-Strategy Fund LLC

Consolidated Financial Statements

(Unaudited)

Period from April 1, 2016 to September 30, 2016

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (212) 649-6600.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (801) 737-4000 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (801) 737-4000, and on the Commission’s website at http://www.sec.gov.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2016

Assets

Investments in Portfolio Funds, at fair value (cost $132,208,850)	$156,610,429
Redemptions receivable from investments in Portfolio Funds	30,971,751
Cash and cash equivalents	10,893,610

Total Assets	198,475,790

Liabilities

Repurchase of Members' units payable	7,489,083
Advisory fee payable	721,201
Professional fees payable	304,359
Income tax payable	158,183
Board of Managers' fees payable	40,000
Other liabilities	89,547

Total Liabilities	8,802,373

Net Assets	$189,673,417

Composition of Net Assets
Paid-in capital	$149,850,633
Accumulated net investment loss	(21,257,725)
Accumulated net realized gain on investment transactions	36,678,930
Accumulated net unrealized appreciation on investments	24,401,579
Net Assets	$189,673,417

Net Asset Value Per Unit (based on 124,631.690 units outstanding)	$1,521.872

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Schedule of Investments (Unaudited)

September 30, 2016

	First			% of	Notice
	Acquisition		Fair	Net	Period
Portfolio Funds *	Date	Cost	Value	Assets	(in Days)	Liquidity **

Credit
Anchorage Capital Partners Offshore, Ltd.	1/1/2012	$1,860,318	$6,383,363	3.37%	90	Annually
Aristeia Partners, L.P.	4/1/2008	37,502	10,579,158	5.57%	60	Quarterly
Garrison Special Opportunity Fund LP (1)	7/1/2009	994,397	784,378	0.41%	N/A	(4)
Strategic Value Restructuring Fund L.P. (1)	4/1/2009	629,820	1,110	0.00%	N/A	(3)
SVRF (Onshore) Holdings LLC (1)	4/1/2009	390,375	21,665	0.01%	N/A	(4)
One William Street Capital Partners, LP	5/1/2016	6,500,000	6,934,942	3.66%	90	Quarterly
Strategy Total		10,412,412	24,704,616	13.02%

Equity Long/Short
Chilton Small Cap & Mid Cap Partners, L.P	2/1/2016	4,500,000	4,740,156	2.50%	30	Quarterly
Egerton Long-Short Fund (USD) Limited	2/1/2016	9,272,573	9,342,072	4.93%	30	Monthly
Indus Asia Pacific Distribution Holding Company, Ltd.	7/1/2014	183,827	69,077	0.04%	N/A	(4)
Indus Pacific Opportunities Fund, L.P.	7/1/2014	5,000,000	5,913,360	3.12%	45	Quarterly
Scopia PX, LLC	9/1/2005	790,000	9,502,503	5.01%	60	Quarterly
Sirios Overseas Fund, Ltd.	3/1/2014	6,000,000	5,969,677	3.15%	60	Quarterly
Swiftcurrent Partners, L.P. (1)	10/1/2000	-	212,254	0.11%	N/A	(3)
Tourbillon Global Equities, LLC	7/1/2015	11,500,000	10,350,067	5.45%	60	Quarterly
Valinor Capital Partners, L.P. (1)	7/1/2007	-	139,745	0.07%	N/A	(3)
Strategy Total		37,246,400	46,238,911	24.38%

Global Macro
Alphadyne International Fund, Ltd.	3/1/2016	8,000,000	8,169,622	4.31%	60	Monthly
Caxton Global Investments Limited	8/1/2015	9,500,000	8,969,300	4.73%	45	Quarterly
Drake Global Opportunities Fund, L.P. (1)	4/1/2009	-	5,163	0.00%	N/A	(2)
Dymon Asia Macro (US) Fund	8/1/2015	9,300,038	9,133,155	4.81%	30	Monthly
Glen Point Global Macro Fund Limited	3/1/2016	10,000,000	9,224,785	4.86%	60	Monthly
Rohatyn Group Global Opportunity Partners, L.P. (1)	4/1/2009	-	12,470	0.01%	N/A	(3)
Strategy Total		36,800,038	35,514,495	18.72%

Multi-Strategy
Farallon Capital Partners, L.P. (1)	11/1/2004	-	3,166,246	1.67%	N/A	(3)
Strategy Total		-	3,166,246	1.67%

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Schedule of Investments (Unaudited) (continued)

September 30, 2016

	First			% of	Notice
	Acquisition		Fair	Net	Period
Portfolio Funds *	Date	Cost	Value	Assets	(in Days)	Liquidity **

Relative Value
Astellon Special Opportunities Fund	2/1/2016	8,000,000	7,768,562	4.10%	60	Monthly
OxAM Quant Fund (International) Limited	12/1/2015	11,000,000	9,829,020	5.18%	30	Monthly
The Segantii Asia-Pacific Equity Multi-Strategy Fund	9/1/2015	9,000,000	9,430,991	4.97%	30	Monthly
Voleon Institutional Strategies International, Ltd	2/1/2016	7,330,000	6,598,786	3.48%	30	Monthly
Voleon International Investors, Ltd.	2/1/2016	3,670,000	3,162,832	1.67%	30	Monthly
Whitebox Relative Value Fund, LP	2/1/2016	8,750,000	10,195,970	5.37%	60	Quarterly
Strategy Total		47,750,000	46,986,161	24.77%

Total Investments in Portfolio Funds		$132,208,850	$156,610,429	82.56%
Other Assets, less Liabilities			33,062,988	17.43%
Net Assets			$189,673,417	99.99%

The Company's investments on September 30, 2016 are summarized below based on the investment strategy of each specific Portfolio Fund. The classes below have been updated to reflect the strategy classifications utilized by the Adviser.

Investment Strategy	% Total Investments in Portfolio Funds
Credit	15.77%
Equity Long/Short	29.53%
Global Macro	22.68%
Multi-Strategy	2.02%
Relative Value	30.00%
100.00%

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Schedule of Investments (Unaudited) (continued)

September 30, 2016

*       Non-income producing investments. The Company's investments in Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**     Available frequency of redemptions after initial lock-up period. Unless otherwise indicated, initial lock-up period has either expired prior to 9/30/2016 or the Portfolio Fund does not have an initial lock-up period. However, redemption restrictions may be imposed in the future.

(1)    Portfolio Fund is held by Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC, which is wholly-owned by the Company.

(2)    Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemption rights.

(3)    The Company's remaining interest in this Portfolio Fund is limited to interests in side pocket investments and is illiquid.

(4)    Portfolio Fund has limited redemption rights by segregating its less liquid assets from the main (liquid) portfolio and created a liquidating vehicle with the intention of liquidating those assets in a reasonable manner.

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Operations (Unaudited)

Period from April 1, 2016 to September 30, 2016

Expenses

Advisory fee	$1,531,060
Professional fees	225,000
Administration fees	167,792
Board of Managers' fees	80,000
Insurance expense	5,414
Custody fees	86,230
Other expenses	30,947

Total Expenses	2,126,443

Net Investment Loss	(2,126,443)

Realized And Unrealized Gains (Losses) On Investments

Net realized gains from investments in Portfolio Funds	31,281,343
Income tax expense	298,719
Net realized gains, net of taxes	30,982,624
Net change in accumulated unrealized appreciation on investments	(26,297,086)
Net realized and unrealized gains (losses) on investments in Portfolio Funds, net of taxes	4,685,538

Net Increase In Net Assets Resulting From Operations	$2,559,095

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statements of Changes in Net Assets

	Period from
	April 1, 2016 to
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016

Operations
Net investment loss	$(2,126,443)	$(5,053,100)
Net realized gains, net of taxes	30,982,624	35,775,470
Net change in accumulated unrealized appreciation on investments	(26,297,086)	(49,110,482)

Increase (decrease) in net assets resulting from operations	2,559,095	(18,388,112)

Capital Transactions
Proceeds from units issued	20,000	-
Units repurchased	(28,868,204)	(20,457,573)
Dividend distributions from ordinary income	-	(119,467)
Dividend distributions from long-term capital gains	-	(1,996,142)
Dividend distributions from short-term capital gains	-	(438,175)
Reinvested dividends	-	2,508,964

Decrease in net assets resulting from capital transactions	(28,848,204)	(20,502,393)

Net decrease in net assets	(26,289,109)	(38,890,505)

Net Assets At Beginning Of Period	215,962,526	254,853,031

Net Assets At End Of Period	$189,673,417	$215,962,526

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Statement of Cash Flows (Unaudited)

Period from April 1, 2016 to September 30, 2016

Cash Flows From Operating Activities

Net increase in net assets resulting from operations	$2,559,095
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized appreciation on investments	26,297,086
Net realized gains from investments in Portfolio Funds	(31,281,343)
Purchases of Portfolio Funds	(7,050,997)
Proceeds from Portfolio Funds' redemptions	42,419,075
Decrease in operating assets:
Tax receivable	94,761
Deferred tax asset	15,895
Increase (decrease) in operating liabilities:
Professional fees payable	(85,641)
Advisory fee payable	(144,725)
Income tax payable	158,183
Other liabilities	45,297

Net Cash Provided by Operating Activities	33,026,686

Cash Flows From Financing Activities

Proceeds from units issued	20,000
Payments for units repurchased	(27,536,375)

Net Cash Used in Financing Activities	(27,516,375)

Net increase in cash and cash equivalents	5,510,311
Cash and cash equivalents at beginning of period	5,383,299

Cash and Cash Equivalents at End of Period	$10,893,610

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Consolidated Financial Highlights

The following represents per unit data and certain ratios to average net assets, total return, and other supplemental information for the periods indicated:

	For the period from
	April 1, 2016 to
	September 30, 2016	For the year ended	For the year ended	For the year ended	For the year ended
	(Unaudited)*	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013 (1)
Per Unit Operating Performance
Beginning net asset value	$1,500.890	$1,640.308	$1,651.147	$1,715.546	$1,715.672
Net decrease in net assets resulting from operations:
Net investment loss*	(15.575)	(33.446)	(33.333)	(37.411)	(38.508)
Net realized and unrealized gain (loss) on investments*	36.557	(88.691)	102.559	129.846	116.148
Net change in net assets resulting from operations	20.982	(122.137)	69.226	92.435	77.640
Distributions:
From net income	-	(0.808)	(43.772)	(99.464)	-
From realized gains	-	(16.473)	(36.293)	(57.370)	(77.766)
Total distributions	-	(17.281)	(80.065)	(156.834)	(77.766)
Ending net asset value	$1,521.872	$1,500.890	$1,640.308	$1,651.147	$1,715.546

	For the period from
	April 1, 2016 to
	September 30, 2016	For the year ended:
	(Unaudited)*	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013 (2)
Total return (a)	1.40%	(7.50%)	4.28%	5.47%	4.70%

Net assets, end of period	$189,673,417	$215,962,526	$254,853,031	$290,512,328	$355,849,723
Ratio of total expenses to average net assets (b)(c)(d)(e)	1.17%	2.26%	1.86%	2.15%	2.39%
Ratio of net expenses to average net assets (c)(d)(f)	1.17%	2.26%	1.86%	2.15%	2.33%
Ratio of net investment loss to average net assets (b)(c)	(1.03%)	(2.09%)	(2.02%)	(2.10%)	(2.05%)
Portfolio turnover (g)	4.62%	58.51%	2.33%	11.71%	15.55%

*	Per unit data is calculated using the change in net asset value per unit for each month during the period. The ratios and total return are not annualized for this period.
(1)	The per unit data presented has been adjusted to reflect the ratio of Company Units issued in exchange for TI Fund Units in connection with the Merger effective as of December 31, 2012.
(2)	The ratios for this period (except for portfolio turnover) are calculated using the data of the TI Fund for the period of April 1, 2012 through December 31, 2012, and that of the Company for the period of January 1, 2013 through March 31, 2013.
(a)	Total return assumes a purchase of a unit (or an interest) on the first day and the sale of a unit (or an interest) on the last day of the period, excluding placement fees. An individual Member's return may vary from these returns based on the timing of the Member's subscriptions and redemptions.
(b)	Ratio reflects the Company’s income and expenses. Ratio does not reflect the Company’s proportionate share of the net investment income (loss) and expenses, including incentive fees or allocations, of Portfolio Funds. Portfolio Funds' expense ratios, excluding incentive fees or allocations, range from 0.00% to 5.65% (unaudited). Portfolio Funds' incentive fees or allocations can be up to 27.50% of profits earned (unaudited).
(c)	Average net assets are determined using the net assets at the end of each month during the period and net assets at the beginning of the period.
(d)	Ratio reflects the direct expenses, excluding placement fees, if any.
(e)	Ratio is before any expense limitation reimbursement per the Expense Limitation Agreement (see Note 2b).
(f)	Ratio is net of the current and deferred income tax provision or benefit related to the net investment income/loss and realized and unrealized gain or loss from Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC (the "Blocker Fund"). For the period ended September 30, 2016, this amount was a tax expense of $298,719 which accounted for 0.14% of the reported ratios. For the year ended March 31, 2016, this amount was a tax expense of $400,005 which accounted for 0.17% of the reported ratios. For the year ended March 31, 2015, this amount was a tax credit which reduced the reported ratios by 0.16%. For the year ended March 31, 2014, this amount was a tax expense which accounted for 0.05% of the reported ratios. For the year ended March 31, 2013, this amount was a tax expense which accounted for 0.28% of the reported ratios.
(g)	Portfolio turnover is shown for the consolidated Company and, for the periods from March 31, 2013 through September 30, 2016, includes purchases and sales of investments by the Blocker Fund.

The accompanying notes are an integral part of these consolidated financial statements.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited)

September 30, 2016

1. Organization

Man FRM Alternative Multi-Strategy Fund LLC (the “Company”), formerly known as Excelsior Multi-Strategy Hedge Fund of Funds, LLC, was organized as a limited liability company under the laws of Delaware on July 6, 2000, and commenced operations on October 1, 2000. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Company’s investment objective is to seek capital appreciation. The Company pursues its investment objective principally through a multi-manager, multi-strategy program of investments in private investment funds (the “Portfolio Funds”) that invest or trade in a wide range of financial instruments and markets. There can be no assurance that the investment objective of the Company will be achieved. The investment managers of the Portfolio Funds in which the Company invests generally conduct their investment programs through these Portfolio Funds. The Company invests in the Portfolio Funds as a limited partner, shareholder or member along with other investors.

The Company is treated as an association taxable as a corporation and intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal tax purposes. The Company is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Topic 946, Financial Services – Investment Companies.

To facilitate compliance with certain requirements necessary to maintain its RIC status, the Company formed Man FRM Alternative Multi-Strategy 1099 Blocker Fund LLC (the “Blocker Fund”), formerly known as Excelsior Multi-Strategy 1099 Blocker Fund, LLC, a Delaware limited liability company, to hold interests in certain Portfolio Funds. These financial statements are consolidated financial statements of the Company and the Blocker Fund.

Until December 31, 2012, the Company operated as a “master fund”, and Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC (the “TI Fund”), Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC (the “TI 2 Fund”), Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC (the “TE Fund”), and Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC (the “TE 2 Fund”), each a Delaware limited liability company that was registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Funds”), operated as “feeder funds” that pursued their investment objectives by investing substantially all of their assets in the Company. The Feeder Funds had the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursued their investment objective by investing in the Company).

On December 27, 2012, the members of each of the TI Fund and the TE Fund approved Plans of Reorganization (each, a “Plan”) providing for the merger of the TI Fund and the TE Fund with and into the Company, and on January 22, 2013, the members of the TE 2 Fund (together with the TI Fund and the TE Fund, the "Reorganizing Funds") approved a Plan providing for the merger of the TE 2 Fund with and into the Company (collectively, the "Merger"). The Merger was effective as of December 31, 2012 for the TI Fund and for the TE Fund, and as of January 31, 2013 for the TE 2 Fund. The members of the TI 2 Fund did not approve the plan of reorganization. Therefore, on January 28, 2013, the Board of Managers of the TI 2 Fund approved its liquidation, and the interest in the Company held by the TI 2 Fund was redeemed effective January 31, 2013. As a result, effective January 31, 2013, the Company ceased to operate as a master fund.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

In connection with the Merger, the Company assumed all of the assets and liabilities of the Reorganizing Funds, and members of the Reorganizing Funds received units of the Company (“Units”) equal in value to the value of their interests in the Reorganizing Funds. The Merger was a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.

The TI Fund was determined to be the surviving entity in the Merger for financial reporting purposes. Accordingly, in the accompanying consolidated financial statements, the Merger has been reflected as an acquisition by the TI Fund of the Company, in exchange for interests of the TI Fund, although the Company was the surviving legal and tax entity in the Merger. The accompanying consolidated financial statements and financial highlights reflect the activities and results of operations of the TI Fund for all periods prior to December 31, 2012, and those of the Company from that date through September 30, 2016, except as otherwise noted. In addition, the per Unit data presented has been adjusted to reflect the ratio of Company Units issued in exchange for interests in the TI Fund in connection with the Merger.

Merrill Lynch Alternative Investments LLC (“MLAI”) served as the investment adviser of the Company from December 31, 2013 through March 31, 2015, under the terms of the investment advisory agreement between MLAI and the Company. On February 10, 2015, in connection with the proposed sale by MLAI of certain assets relating to the management and operation of various funds of hedge funds, the Board of Managers of the Company (the "Board") approved a new investment advisory agreement for the Company with FRM Investment Management (USA) LLC ("FRM USA" or the “Adviser”), an indirect wholly-owned subsidiary of Man Group plc. The new agreement with FRM USA was approved by the members of the Company (“Members”) at a meeting held on March 25, 2015, and became effective on April 1, 2015. FRM USA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and its principal office is located at 452 Fifth Avenue, 26th Fl., New York, NY 10018.

The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company’s business. The Board exercises the same powers, authority and responsibilities, with respect to the Company as are customarily exercised by directors of an investment company registered under the 1940 Act and organized as a corporation. The Adviser manages the day-to-day operations and investment portfolio of the Company.

Subscriptions for Units by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. From time to time, the Company makes offers to repurchase Units from Members. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Company’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Company offer to repurchase Units from Members four times each year at their net asset value determined as of the last day of each calendar quarter. Members can transfer or assign Units only under certain limited circumstances. The Company’s repurchases of Units from Members are recognized as liabilities when the amount payable for repurchased Units becomes fixed. This generally will occur on the last day of a fiscal period.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

2. Significant Accounting Policies

These consolidated financial statements have been prepared on a consolidated basis in conformity with generally accepted accounting principles in the United States ("GAAP"). All inter-company accounts and transactions have been eliminated in consolidation. The following is a summary of the significant accounting policies followed by the Company and the Blocker Fund in preparation of these consolidated financial statements.

a. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.

b. Company Expenses

The Company bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Adviser and to the Company’s administrator; costs of insurance; advisory fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Company’s transactions among the Adviser and any custodian or other agent engaged by the Company; and other types of expenses approved by the Board. Expenses, including incentive fees and allocations, allocated to the Company as an investor in the Portfolio Funds are not presented on the Consolidated Statement of Operations and are not included in the expense ratios shown in the Consolidated Financial Highlights. The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the Consolidated Statement of Operations.

Prior to December 31, 2012, the TI Fund and Bank of America Capital Advisors LLC (“BACA”), the predecessor investment adviser to MLAI, were parties to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which BACA agreed, subject to possible reimbursement by the TI Fund as described below, to waive fees or pay or absorb expenses of the TI Fund (including the TI Fund’s share of the ordinary operating expenses of the Company, but excluding any fees, expenses and incentive allocations of the Portfolio Funds) to the extent necessary to limit the ordinary operating expenses of the TI Fund (including the TI Fund’s share of the ordinary operating expenses of the Company, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the TI Fund and the Company) to 1.84% per annum of the TI Fund’s average monthly net assets.

Effective December 31, 2012, in connection with the Merger, the Expense Limitation Agreement was terminated, and BACA waived its right to receive any amounts that would otherwise be reimbursable to it under the recapture provisions of the Expense Limitation Agreement.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

c. Income Taxes and Distributions

The Company was the surviving tax entity in the Merger. Effective January 1, 2012, the Company is treated as an association taxable as a corporation and intends to qualify as a RIC and to distribute substantially all of the Company's taxable earnings to its Members (“RIC Conversion”). As provided in the Code applicable to a RIC, in any fiscal year in which the Company so qualifies and distributes at least 90% of its taxable income, the Company, but not the Members, will be relieved of federal income tax on the income distributed. Therefore, no provision (benefit) for Federal income taxes on income, other than taxes on income earned by the Blocker Fund, is recorded in the Company's financial statements. Qualification as a RIC requires that the Company meet certain asset diversification, income distribution and nature of gross income requirements. The Company is subject to the risk that, due to the investment activities of the Portfolio Funds and other factors, it may not so qualify in some periods. Should the Company fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates. With respect to the Company’s investments in Portfolio Funds that are passive foreign investment companies (“PFICs”), the Company has made elections to include its allocable share of the income of such PFICs currently in its calculation of ordinary income and capital gains for the year, when the required information is available, or it may currently include the appreciation in the value of such PFICs as ordinary income. For PFICs where no election was made as of October 31, 2013, the Company was subject to interest and penalties. The Company accrues the estimated amount of such interest and penalties based on the current value of the related investments. For the tax year ended October 31, 2015, the Company accrued and paid interest and penalties in the amount of $5,692.

The Blocker Fund is taxed as a corporation, but does not intend to qualify as a RIC pursuant to Subchapter M of the Code. As a corporation, the Blocker Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. A fund taxed as a corporation may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Blocker Fund is currently using an estimated 7.5 percent rate for state and local tax.

Effective as of January 1, 2012, the Company changed its tax year end from December 31 to October 31. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of October 31, 2015.

The amounts of dividends from net investment income and of distributions from net realized gains, if any, are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. They may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Permanent “book/tax” differences result in the reclassification of amounts between accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital reported on the Company’s Consolidated Statement of Assets and Liabilities as of September 30, 2016. Permanent differences are evaluated based upon the Company’s tax year end; permanent differences after October 31, 2015 will be reflected in future periods. Such permanent “book/tax” differences are principally attributable to the aforementioned tax differences for federal tax purposes recognized upon the sale or other disposition of the Company’s investments in PFICs and partnerships, non-deductible expenses, and

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

certain transactions between the Company and the Blocker Fund. The Company’s net assets were unaffected by these reclassifications. The following amounts have been reclassified as of fiscal year ended March 31, 2016:

Decrease in accumulated net investment loss	Increase in accumulated net realized loss on investment transactions	Increase in paid-in capital
$13,762,606	$(9,553,151)	$(4,209,455)

In order to avoid imposition of an excise tax applicable to a RIC, it is also the Company’s intention to declare and pay as dividends in each calendar year at least 98% of taxable ordinary income earned during the calendar year and 98.2% of its net realized capital gains earned during the twelve months ending October 31 plus undistributed amounts from prior years.

The tax character of distributions paid for the twelve months ended September 30, 2016 was as follows:

From ordinary income	$119,467
From short-term capital gains	438,175
From long-term capital gains	1,996,142
Total distribution	$2,553,784

The Company makes distributions of net investment income and capital gains, if any, at least annually, on a calendar year basis. The amount and timing of distributions are determined in accordance with federal income tax regulations. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Company. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The Blocker Fund’s tax expense or benefit is included in the Consolidated Statement of Operations, based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax law rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Blocker Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

The Company may rely, to some extent, on information provided by the Portfolio Funds, which may not necessarily be timely, to estimate taxable income allocable to the Blocker Fund, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Company will modify its estimates or assumptions regarding the Blocker Fund’s tax benefit/(liability), and such modifications could be material.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

Cost Basis

The cost of Portfolio Funds that are partnerships for federal income tax purposes is adjusted for items of taxable income allocated to the Company from such Portfolio Funds. The allocated taxable income is reported to the Company by each such Portfolio Fund on a Schedule K-1, or PFIC statement, generally as of December 31 (or in certain cases taxable income for PFICs is determined using a mark-to-market election). As a result, the aggregate cost of Portfolio Funds as of October 31, as well as the tax composition of net assets for federal income tax purposes, has been estimated by the Adviser using information from the Portfolio Funds and/or other information. The actual tax cost of investments and composition of net assets for federal income tax purposes may be different. The Company's required distributions and tax liability for the tax year, including the period November 1, 2015 through September 30, 2016, will be determined by the net investment income or loss and net realized gain or loss for the tax year ending October 31, 2016.

At October 31, 2015, gross unrealized appreciation and depreciation of investments in the Portfolio Funds held by the Company based on cost for federal income tax purposes were as follows:

	Attributable to investments held directly by the Company	Attributable to investments held directly by the Blocker Fund
Cost of Investments in Portfolio Funds	$209,275,423	$6,702,150

Gross Unrealized Appreciation	14,491,984	53,614
Gross Unrealized Depreciation	(2,771,300)	(2,063,094)
Net Unrealized Appreciation/(Depreciation)	$11,720,684	$(2,009,480)

The Company's cost of investment in the Blocker Fund for federal income tax purposes at October 31, 2015 was $10,266,905. The cost of investments in Portfolio Funds attributable to investments held directly by the Company shown above excludes the cost of the Company’s investment in the Blocker Fund.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions, primarily relating to investments in PFICs and partnerships. As of October 31, 2015, the Company’s components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary loss	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital and other losses -
Unrealized appreciation	11,864,182
Total accumulated earnings	$11,864,182

The Company’s accumulated tax earnings were distributed on December 30, 2015, and no undistributed tax earnings for the tax year ended October 31, 2015 remain as of September 30, 2016.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

As a consequence of the RIC Conversion, the unrealized appreciation on a tax basis shown above includes a basis adjustment to the tax cost of the Company’s investment in the Blocker Fund of approximately $2,600,000.

The income tax provisions (benefits) for the Blocker Fund for the period from April 1, 2016 to September 30, 2016 and the year ended March 31, 2016 are as follows:

	For the period from April 1, 2016 to September 30, 2016	Year Ended March 31, 2016
Current Provision (Benefit):
Federal	$210,465	$323,811
State	71,886	74,739
	282,351	398,550
Deferred Provision (Benefit):
Federal	12,905	(3,440)
State	2,990	(797)
	15,895	(4,237)

Total Provision (Benefit)	$298,246	$394,313

Total income tax expense (benefit) differed from the amounts computed by applying the U.S. federal statutory income tax rate of 35% to income before income tax expense as a result of the following:

	For the period from April 1, 2016 to September 30, 2016	Year Ended March 31, 2016
Federal income tax expense at the statutory rate	$58,013	$(67,137)
State income tax expense, net of federal tax benefit	46,590	(10,415)
Change to the effective state tax rate	-	-
Change in valuation allowance	52,055	466,787
Other	141,588	5,078
Tax Expense	$298,246	$394,313

Components of the Company's deferred tax assets and liabilities are as follows:

Blocker Fund	For the period from April 1, 2016 to September 30, 2016	Year Ended March 31, 2016
Deferred Tax Asset
Excess of tax cost over value of investments	$972,225	$1,015,566
State tax loss carryforward	125,552	46,051
Valuation allowance	(1,097,777)	(1,045,722)
Total net deferred tax asset	$-	$15,895

There were no deferred tax assets or liabilities of the Company other than those of the Blocker Fund.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

As part of the process of preparing its consolidated financial statements, the Company is required to account for the Blocker Fund’s estimate of income taxes for federal and state purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets and liabilities are measured using the enacted tax law rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Blocker Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (‘‘ASC 740’’) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Blocker Fund’s valuation allowance are: the difference between the fair value and tax cost of specific assets and liabilities, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

Unexpected significant decreases in cash distributions from the Blocker Fund’s investments or significant changes in the fair value of its investments may change the Blocker Fund's assessment regarding the recoverability of deferred tax assets and may result in an adjustment to the valuation allowance. If a valuation allowance is adjusted to create a deferred tax asset in the future, it could have a material impact on the Blocker Fund's net asset value and results of operations in the period in which it is recorded. In addition, the timing of realization of gains and losses by the Portfolio Funds could have a positive or adverse impact on the Blocker Fund's income tax provision (benefit), and such impact could be material. The Blocker Fund’s policy is to estimate the deferred portion of net realized income for the current period based on operating expenses incurred directly and indirectly by the Blocker Fund, and to estimate the capital gains or losses attributable to known Portfolio Funds’ realizations made during the fiscal period that have not yet been recognized for tax purposes.

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Company is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the Company is required to analyze tax positions expected to be taken in the Company's tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2016, the Company did not have a liability for any federal income or excise taxes owed with respect to tax years ended on or before December 31, 2015. The Company has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits attributable to these periods will significantly change in the next twelve months. The Company’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. At September 30, 2016, the Company had no uncertain tax positions that would require recognition, derecognition, or disclosure in the consolidated financial statements.

The Blocker Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its statement of operations. As of September 30, 2016, the Blocker Fund does not

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

have any interest or penalties associated with the underpayment of any income taxes. The Blocker Fund has reviewed all major jurisdictions and concluded that there is no impact on the Blocker Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on its tax returns.

d. Security Transactions

Purchases of interests in the Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund. Sales and redemptions of such interests are recorded as of the last day of legal ownership or participation in a Portfolio Fund. Sales and redemption proceeds and distributions received from the Portfolio Funds, whether in the form of cash or securities, are applied first as a reduction of the investment’s cost, and any excess is treated as realized gain from investments in the Portfolio Funds. The Company has consistently applied this method of accounting for sales and redemption proceeds and distributions.

e. Other

Prior to the RIC Conversion on January 1, 2012, the Company did not issue Units, and net investment income or loss and net realized and unrealized gain or loss from the Company's investments in Portfolio Funds for each fiscal period were allocated between, and credited to or debited against, the capital accounts of Members as of the last day of the fiscal period in accordance with each Member’s respective investment percentage for the fiscal period, as defined in the Company’s Limited Liability Company Agreement (the “LLC Agreement”).

Effective January 1, 2012, the Company issues Units at their offering price, which is equal to the net asset value (“NAV”) per Unit. The NAV of the Company is computed as of the close of business on the last day of each month. The Company's NAV is the value of the Company's assets less its liabilities, and its NAV per Unit equals that NAV divided by the number of the issued and outstanding Units.

Cash and cash equivalents consist of amounts maintained in an account at The Bank of New York Mellon.

f. Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance to clarify the principles for recognizing revenue from contracts with customers. The new accounting guidance, which does not apply to financial instruments, is effective on a retrospective basis beginning on January 1, 2017.

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (ASU 2014-15”), which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if “conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 applies to all entities and is effective for annual periods ending after December 15, 2016, and interim periods thereafter, with early adoption permitted.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

The Adviser does not expect the new guidance to have a material impact on the Company’s consolidated financial statements.

3. Portfolio Valuation

The NAV of the Company is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the LLC Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.

Investments in the Portfolio Funds are recorded at fair value, generally at an amount equal to the NAV of the Company's investments in the Portfolio Funds as determined by each Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith by the Board or pursuant to procedures adopted by the Board. Generally, the values of investments in the Portfolio Funds are determined whereby the Company records the investments and subsequent subscriptions at acquisition cost which represents fair value. Thereafter, the value of such an investment is adjusted to reflect the Company’s share of the Portfolio Fund’s net investment income or loss and unrealized and realized gain or loss to reflect changes in the fair value of the investment for the period. As of September 30, 2016, the investments in the Portfolio Funds were fair valued using the NAVs of the Portfolio Funds.

The Portfolio Funds generally record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized by the Portfolio Funds from sales or other dispositions of their investments, nor do they reflect other expenses or fees that might be incurred by the Portfolio Funds upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategies and market forces.

Because of the inherent uncertainty of valuation of the Company’s investments in Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the statement of operations is net of fees and performance-based compensation paid to the investment managers of the Portfolio Funds.

The Adviser conducts initial and ongoing due diligence monitoring of the Company’s investments in Portfolio Funds. The due diligence process includes evaluation of the valuation policies and procedures of the investment managers of Portfolio Funds and assessment of specific valuation matters. In addition to formal annual due diligence reviews of the Portfolio Funds’ investment managers, the Adviser conducts regular discussions with the Portfolio Funds’ investment managers, which may include discussions concerning valuation policy and valuation matters that may impact the Portfolio Funds. The Adviser is responsible for the implementation and maintenance of internal controls and procedures related to the Portfolio Funds’ valuations. The Adviser may rely upon valuations provided by the investment managers of the Portfolio Funds. The

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

Adviser maintains an investment committee that convenes periodically to oversee the application of the Company’s valuation policies and review various Portfolio Funds’ valuation metrics.

Some of the Portfolio Funds may invest in illiquid securities and may maintain a portion or all of these investments as segregated from their main portfolios. These separate baskets of illiquid securities (“side pockets”) are generally subject to additional restrictions on liquidity than the main portfolios of the Portfolio Funds. If the Company redeems its interest in such a Portfolio Fund, it may be required to maintain its holding in the side pocket for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances where such a Portfolio Fund closes its operations, or in other circumstances, the Company may receive an “in-kind” distribution of illiquid securities, including side pocket investments, in liquidation of the Company’s interest. The values of side pockets may fluctuate significantly. As of September 30, 2016, the Company’s investments in side pockets and Portfolio Funds in liquidation represented 2.28% of the Company’s Net Assets. Restrictions on liquidity applicable to the Company’s investments in individual Portfolio Funds are described in detail on the Company’s Consolidated Schedule of Investments. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Company, to redeem their interests.

In prior reporting periods, the Company used a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gave the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy were as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Company has the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

In May 2015, the FASB accepted Accounting Standards Update (“ASU”) 2015-07 “Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” This new guidance no longer requires investments for which NAV is determined based on practical expedient reliance to be reported utilizing the fair value hierarchy. ASU 2015-07 was effective in December 2015.

The preparation of the Consolidated Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Company’s Consolidated Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

The Company complies with the authoritative guidance under GAAP for estimating the fair value of investments in Portfolio Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies. Accordingly, the Company estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value. For each of the classes below, the fair value of the Portfolio Funds has been estimated using NAV of the Portfolio Funds.

(a)	Credit This class includes Portfolio Funds that seek to invest in credit-sensitive (generally below investment-grade) issuers. The managers of such Portfolio Funds seek to perform a high level of due diligence and to take advantage of what the Portfolio Fund’s manager discerns to be relatively inexpensive securities. The securities may be inexpensive due to regulatory anomalies or other constraints on traditional lenders (e.g. speed of decision-making process or disclosure rules). Credit sub-strategies may include credit long-short and credit value investments.

(b)	Equity Long/Short This class includes Portfolio Funds that combine long positions and short sales with the aim of seizing opportunities in both rising and falling markets, while offsetting systematic market risks. Market exposure can vary substantially, leading to a wide range of risk and return profiles. Equity Long-Short sub-strategies include long bias, low net and highly variable focus. Portfolio Funds that utilize long bias seek to maintain a net long exposure to the market. Portfolio Funds that use a low net approach seek to have a small or no net market exposure. “Highly variable” Portfolio Funds are more opportunistic about net market exposure and do not intend to remain neutral or to maintain a particular directional bias.

(c)	Global Macro This class is based upon a portfolio manager’s view of the market direction of currency, commodity, equity and bond prices in the futures and cash markets. Global Macro sub-strategies typically include global trading and emerging markets investments.

(d)	Multi-Strategy This class includes Portfolio Funds that invest in securities that invest across multiple distinct hedge fund strategies.

(e)	Relative Value This class includes Portfolio Funds that focus on spread relationships between pricing components of financial assets or commodities. They seek to avoid assuming any outright market risk, although spread risk and tail risk may be significant. Relative Value sub-strategies may include volatility arbitrage, statistical arbitrage, event arbitrage, fixed income arbitrage and credit arbitrage.

As of September 30, 2016, the Company had investments in 28 Portfolio Funds. The Company, as an investor in these Portfolio Funds, bears management fees of up to 2.60% (per annum) of the net asset value of its ownership interest in the Portfolio Funds, as well as incentive fees or allocations of up to 27.50% of net profits of the Portfolio Fund allocable to the Company's ownership interest in such Portfolio Funds. The Company also generally bears a pro rata share of the other expenses of each Portfolio Fund in which it invests. Total expenses borne by the Company as an investor in Portfolio Funds, including incentive fees and allocations, for the fiscal year ended March 31, 2016, ranged from approximately 0.00% to 5.65% of the Company's average invested capital in the Portfolio Funds. Incentive fees or allocations for the same fiscal year ranged from approximately 0.00% to 3.72% of the Company's average invested capital in the Portfolio Funds. These percentages may vary over time depending on the allocation of the Company's assets among Portfolio

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

Funds and the actual expenses and investment performance of the Portfolio Funds. Although the foregoing ranges of Portfolio Fund expenses are based on audited financial data received from the Portfolio Funds, the ranges were not audited by the Company's independent registered public accounting firm.

Aggregate purchases and proceeds from redemptions of interests in Portfolio Funds by the Company for the period from April 1, 2016 to September 30, 2016 were $9,050,997 and $52,382,818, respectively. There were no unfunded commitments outstanding to the Portfolio Funds at September 30, 2016.

Certain Portfolio Funds’ financial statements exclude details of their investment securities portfolios. As of September 30, 2016, the Adviser was unaware of any significant issuer concentration in the Company’s Portfolio Funds.

4. Advisory Fee

The Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Adviser provides certain management and administrative services to the Company, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Adviser a quarterly advisory fee in arrears computed at an annual rate of 1.5% of the Company's net assets determined as of the first business day of each quarter after adjustment for any subscriptions effective on that date.

For the period from April 1, 2016 to September 30, 2016, the Company incurred advisory fees totaling $1,531,060, of which $721,201 was payable as of September 30, 2016.

5. Related Party Transactions and Other

As of September 30, 2016, two Members owned in excess of 5% of the Company’s outstanding Units, having an aggregate value equal to approximately 24.72% of the Company’s total net assets and are deemed “affiliated persons” (as defined in the 1940 Act) of the Company. The affiliation between these members and the Company is based solely on such ownership.

Affiliates of the Adviser may have banking, underwriting, lending, brokerage, or other business relationships with Portfolio Funds in which the Company invests and with companies in which Portfolio Funds invest.

The Board is comprised of four Managers who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act, of the Company (the “Independent Managers”). The Independent Managers each receive an annual retainer of $40,000 for their services to the Company. The Independent Managers may be reimbursed for expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. For the period April 1, 2016 to September 30, 2016, the Company incurred $80,000 in Independent Managers’ fees, $40,000 of which was payable as of September 30, 2016. The Company has retained UMB Fund Services, Inc. (the "Administrator") to provide accounting and certain administrative and investor services to the Company. The Administrator is a subsidiary of UMB Financial Corporation.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

BNY Mellon Investment Servicing Trust Company serves as custodian of the Company’s assets and provides custody services to the Company.

6. Net Assets

Unit transactions were as follows:

	For the period from
	April 1, 2016 to	Year Ended
	September 30, 2016	March 31, 2016
Units outstanding at beginning of year	143,889.660	155,369.014
Units reinvested	-	1,584.629
Units issued	13.414	-
Units repurchased	(19,271.384)	(13,063.983)
Units outstanding at end of year	124,631.690	143,889.660

7. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Company invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts, and equity swaps. However, as a limited partner, member or shareholder of a Portfolio Fund, the Company’s liability with respect to its investment in a Portfolio Fund is generally limited to the net asset value of its interest.

Because the Company is a closed-end investment company, Units are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Units from Members, Units are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer by the Company to repurchase Units, the aggregate Units to be repurchased will be determined by the Board in its discretion and may represent only a small portion of outstanding Units. Because the Company’s investments in Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases. Members whose Units are accepted for repurchase also bear the risk that the Company's NAV per Unit may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Units are valued for the purpose of repurchase. Repurchases of Units during the period from April1, 2016 to September 30, 2016 are included on the Consolidated Statement of Changes in Net Assets.

As described in the footnotes to the Company’s Consolidated Schedule of Investments and in Note 3, some Portfolio Funds have suspended or restricted redemptions of interests, which increases the liquidity risk for the Company. Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. Liquidity and the Company’s ability to make offers to repurchase Units from Members could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to redeem interests in Portfolio Funds, or unforeseen outflows of cash. This situation may arise due to circumstances outside of the Company’s control, such as a general market disruption or an operational issue affecting the Company or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

The Company's right to redeem interests in the Portfolio Funds is limited and can be restricted or suspended. As a result, the Company may not be able to liquidate some of its investments in Portfolio Funds in order to meet its liquidity needs, which may limit the ability of the Company to make offers to repurchase Units.

There are a number of other risks associated with an investment in the Company. Three principal types of risk that can adversely affect the Company’s investment performance are market risk, strategy risk, and manager risk. The Company also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Company and potentially for each Portfolio Fund.

8. Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications, and has indemnified the Board, the Adviser, and others. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company, and therefore, cannot be established; however, based on experience, the risk of loss from any such claim is considered remote.

9. Litigation

Effective as of April 1, 2009, the TI Fund acquired the assets of BACAP Alternative Multi-Strategy Hedge Fund, LLC (“BACAP Fund”), a 1940 Act registered management investment company, and transferred these assets to the Company in exchange for the assumption by the Company of all known liabilities of BACAP Fund (the “Acquisition”). As previously noted (see Note 1), effective December 31, 2012, the TI Fund was merged into the Company. The trustee (the "Trustee") for a bankrupt entity (the “Entity”) informed the Company that the Trustee may assert a claim against the Company relating to an investment by BACAP Fund in another fund which other fund, in turn, invested indirectly in a vehicle connected to the Entity, which claim would seek recovery of monies traceable to the Entity related vehicle. To date, the Trustee has not sent a demand letter to the Company nor asserted the amount of the potential claim. The Company has not accrued any liability related to this matter and believes it unlikely that the Company's liability (if any) will be material to the Company based on the amount of the investment by BACAP Fund and the profits realized by BACAP Fund from such investment.

10. Subsequent Events

The Company has evaluated all subsequent events through the date on which these financial statements were issued and, except as noted below, has determined that no additional disclosures are required.

On September 29, 2016, the Company announced an offer to repurchase up to $37,631,252 of outstanding Units from Members at NAV (the “Offer”). The NAV per Unit to be paid by the Company for Units purchased in the Offer will be calculated as of December 31, 2016. The Offer expired on October 27, 2016. Approximately $11,879,757 of outstanding Units (based on September 30, 2016 NAV) were validly tendered and not withdrawn prior to the expiration of the Offer, and were accepted for purchase by the Company in accordance with the terms of the Offer.

Man FRM Alternative Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (Unaudited) (continued)

September 30, 2016

On November 7, 2016, the Company paid $6,627,774 for 4,355.016 Units purchased from Members in the Offer, based on the NAV per Unit determined as of September 30, 2016. This payment amount differs from the amount shown on the Consolidated Statement of Assets and Liabilities as “Repurchase of Members’ units payable” due to the amounts held back from payments made to Members who tendered all of their Units for repurchase in the Offer.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2 (a) under the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

By (Signature and Title): /s/ Michelle McCloskey

    Michelle McCloskey, Principal Executive Officer

Date: December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

By (Signature and Title): /s/ Michelle McCloskey

    Michelle McCloskey, Principal Executive Officer

Date: December 6, 2016

By (Signature and Title): /s/ Linzie Steinbach

    Linzie Steinbach, Principal Financial Officer

Date: December 6, 2016